SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

November 3, 2004

Date of Report (Date of earliest event reported)

1ST COLONIAL BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	333-84114	01-0715542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1040 Haddon Avenue Collingswood, New Jersey		08108
(Address of principal executive offices)		(Zip Code)

(856) 858-1100
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Item 2.02.       Results of Operations and Financial Condition

On November 3, 2004, 1st Colonial Bancorp, Inc. (“the Company”) issued a press release setting forth the Company’s financial condition and results of operations at and for the nine and three month periods ended September 30, 2004.  A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference; it is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for any purpose.

Item 9.01.       Financial Statements and Exhibits.

(a)          Exhibits.

The following exhibit is filed herewith:

99.1         Press Release, dated November 3, 2004, of 1st Colonial Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2004	1ST COLONIAL BANCORP, INC.

/s/ Gerard M. Banmiller
Gerard M. Banmiller
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated November 3, 2004, of 1st Colonial Bancorp, Inc.